Exhibit 3.2

Date and Time: May 12, 2011 04:17 PM Pacific Time

BRITISH COLUMBIA
The Best Place on Earth
BC Registry Services

Mailing Address:
PO BOX 9431 Stn Prov Govt.
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard St.
Victoria BC
250 356-8626

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: May 12, 2011 04:02 PM Pacific Time

Incorporation Number: **BC0374228**

Recognition Date: Incorporated on October 12, 1989

NOTICE OF ARTICLES

Name of Company:

ANGIOTECH PHARMACEUTICALS, INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
1200 WATERFRONT CENTRE
200 BURRARD STREET
P.O. BOX 48600
VANCOUVER BC V7X 1T2
CANADA

Delivery Address:
1200 WATERFRONT CENTRE
200 BURRARD STREET
VANCOUVER BC V6C 3L6
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
1200 WATERFRONT CENTRE
200 BURRARD STREET
P.O. BOX 48600
VANCOUVER BC V7X 1T2
CANADA

Delivery Address:
1200 WATERFRONT CENTRE
200 BURRARD STREET
VANCOUVER BC V6C 3L6
CANADA

BC0374228 Page: 1 of 3

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
HUNTER, WILLIAM L.

Mailing Address:	**Delivery Address:**
1618 STATION STREET VANCOUVER BC V6A 1B6 CANADA	1618 STATION STREET VANCOUVER BC V6A 1B6 CANADA

Last Name, First Name, Middle Name:
BROWN, EDWARD MONTGOMERY

Mailing Address:	**Delivery Address:**
3365 CLAY STREET SAN FRANCISCO CA 94118 UNITED STATES	3365 CLAY STREET SAN FRANCISCO CA 94118 UNITED STATES

Last Name, First Name, Middle Name:
McKinnell, Henry Alexander

Mailing Address:	**Delivery Address:**
2720 MARSH HAWK JACKSON WY 83001 UNITED STATES	2720 MARSH HAWK JACKSON WY 83001 UNITED STATES

Last Name, First Name, Middle Name:
WILLMS, ARTHUR H.

Mailing Address:	**Delivery Address:**
1002 - 1328 MARINASIDE CRESCENT VANCOUVER BC V6Z 3B3 CANADA	1002 - 1328 MARINASIDE CRESCENT VANCOUVER BC V6Z 3B3 CANADA

Last Name, First Name, Middle Name:
Brege, Laura A.

Mailing Address:	**Delivery Address:**
2100 POWELL STREET 12TH FLOOR EMERYVILLE CA 94608 UNITED STATES	2100 POWELL STREET 12TH FLOOR EMERYVILLE CA 94608 UNITED STATES

Last Name, First Name, Middle Name:
HOWARD, DAVID T.

Mailing Address:	**Delivery Address:**
3-215 EAST KEITH ROAD NORTH VANCOUVER BC V7L 1V4 CANADA	3-215 EAST KEITH ROAD NORTH VANCOUVER BC V7L 1V4 CANADA

BC0374228 Page: 2 of 3

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

April 6, 2011

April 6, 2011

AUTHORIZED SHARE STRUCTURE

1. No Maximum

Common Shares

Without Par Value

With Special Rights or Restrictions attached

BC0374228 Page: 3 of 3